Organization (Details Textual) - IPO [Member] - USD ($)	1 Months Ended
	Dec. 17, 2018	Dec. 31, 2019	Dec. 31, 2018
Organization (Textual)
Initial public offering, description	The Group completed an initial public offering (the "IPO" or "Offering") with new issuance of 761,419 ordinary shares at $15.80 for total offering size of approximately $12.0 million before deducting commissions and expenses. The net proceeds from the IPO was approximately $10.3 million, net off underwriting discount of approximately $1.2 million and offering costs of approximately $0.5 million.
Deferred offering costs
Offering costs charged to additional paid in capital	$ 1,732,370	$ 1,732,229